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                                                                    EXHIBIT 10.3

                                January 24, 2003

First Reserve Corporation
411 West Putnam, Suite 109
Greenwich, Connecticut  06830
Attention: Thomas J. Sikorski

First Reserve Corporation
1801 California Street, Suite 4110

Denver, Colorado  80202
Attention: Thomas R. Denison

Dear Messrs. Sikorski and Denison:

          Reference is hereby made to that certain Purchase Agreement, dated as of November 29, 2002, as subsequently amended or modified (the "Purchase Agreement"), by and among First Reserve Fund IX, L.P., a Delaware limited partnership (and, except as otherwise provided therein, any permitted assignee to whom Buyer's rights and obligations are transferred pursuant to Section 8.12 of the Purchase Agreement, "Buyer"), Tokheim Corporation, an Indiana corporation ("Parent"), Sunbelt Hose & Petroleum Equipment, Inc., a Georgia corporation ("Sunbelt"), Tokheim RPS, LLC, a Delaware limited liability company ("RPS"), Tokheim Investment Corp., a Texas corporation ("TIC"), Gasboy International, Inc., a Pennsylvania corporation ("Gasboy"), Tokheim Services, LLC, an Indiana limited liability company ("Services") and Tokheim and Gasboy of Canada Ltd., a corporation organized under the laws of Ontario ("TG Canada") (Parent, Sunbelt, RPS, TIC, Gasboy, Services and TG Canada being collectively referred to as "Sellers"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

          This letter confirms the agreement of Buyer and Sellers that the last sentence of Section 8.11 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

     Notwithstanding anything to the contrary contained in this Agreement, and notwithstanding the termination of this Agreement pursuant to Article VII, Buyer's offer to purchase the Acquired Business shall remain irrevocable until the earlier of (a) ten (10) days after the Sale Hearing and (b) the closing of a purchase of all or substantially all of the Acquired Assets.

          This letter also confirms the agreement of Buyer and Sellers that the following assets are deemed additional "Excluded Assets" under the Purchase
Agreement:

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          (1) All furniture, fixtures and equipment in the office facilities comprising the three floors of the main entrance building at 1600 Wabash Avenue, Fort Wayne, IN, 46845, including, but not limited to, desks, chairs, filing cabinets, computers, fax machines, copying machines, office supplies, printers and printing equipment; provided, however, that the parties hereto agree to use their best efforts to reach an accommodation with respect to any software or other information contained on any of the foregoing computers that Buyer needs with respect to the Acquired Business.

          (2) Certain equipment in the plant facilities at 1600 Wabash Avenue, Fort Wayne, IN, 46845, consisting of all golf carts, all sweeping/cleaning machines, all company-owned vehicles and all other maintenance and cleaning equipment and supplies.

          This letter also confirms the agreement of Buyer and Sellers that, with respect to the Transition Supply Agreement attached as Schedule 2.2(g) to the Purchase Agreement (the "Transition Supply Agreement"):

          (1) The third "WHEREAS" clause of the Transition Supply Agreement is hereby deleted in its entirety;

          (2) Section 4.5 of the Transition Supply Agreement is hereby deleted in its entirety, including footnote 1 to such Section 4.5; and

          (3) Section 7.1 of the Transition Supply Agreement is hereby amended and restated in its entirety to read as follows:

     Section 7.1 Term. The term of this Agreement shall commence as of the Closing Date and shall terminate on the 180th day following the Closing Date (the "Term"); provided, that the Term may be extended for up to an additional 90 days but solely with respect to the BPIX software for the Facility in Freemont, Indiana; provided further, that the Term with respect to those services described in item E of Annex 2.1 shall terminate on March 4, 2003.

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Please indicate your agreement with the foregoing by countersigning in the space provided below.

                                               TOKHEIM CORPORATION

                                               By:____________________________
                                               Name:
                                               Title:


                                               SUNBELT HOSE & PETROLEUM
                                               EQUIPMENT, INC.

                                               By:____________________________
                                               Name:
                                               Title:


                                               TOKHEIM RPS, LLC

                                               By:____________________________
                                               Name:
                                               Title:


                                               TOKHEIM INVESTMENT CORP.

                                               By:____________________________
                                               Name:
                                               Title:

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                                               GASBOY INTERNATIONAL, INC.

                                               By:____________________________
                                               Name:
                                               Title:


                                               TOKHEIM SERVICES, LLC

                                               By:____________________________
                                               Name:
                                               Title:


                                               TOKHEIM AND GASBOY OF CANADA LTD.

                                               By:____________________________
                                               Name:
                                               Title:


AGREED AND ACCEPTED this 24 day of January, 2003

FIRST RESERVE FUND IX, L.P.

     By:  First Reserve GPIX, L.P.,
          its General Partner

     By:  First Reserve GPIX, Inc.,
           its General Partner

By:____________________________
Name:
Title:

Cc:  Dennis J. Friedman, Barbara L. Becker
     Gibson, Dunn & Crutcher LLP
     200 Park Avenue
     New York, New York  10166-0193

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